UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 22, 2006

SIMON PROPERTY GROUP, L.P.
(Exact name of registrant as specified in its charter)

Delaware	333-11491	34-1755769
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 WEST WASHINGTON STREET
	INDIANAPOLIS, INDIANA	46204
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 317.636.1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment is being filed to include an exhibit that was inadvertently omitted from the original Form 8-K dated August 22, 2006.

ITEM 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 8.1	Opinion of Baker & Daniels LLP regarding tax matters.
Exhibit 23.1	Consent of Baker & Daniels LLP (contained in Exhibit 8.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 28, 2006

SIMON PROPERTY GROUP, L.P.

By:	Simon Property Group, Inc., the sole General
Partner

	By:	/s/ Stephen E. Sterrett
		Name:	Stephen E. Sterrett
		Title:	Executive Vice President and Chief Financial Officer